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Nortech Systems Incorporated

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held May 11, 2000

TO THE SHAREHOLDERS OF NORTECH SYSTEMS INCORPORATED:

    The Annual Meeting of Shareholders of Nortech Systems Incorporated (the "Company") will be held at the Wayzata Country Club, 200 West Wayzata Boulevard, Wayzata, Minnesota, on May 11, 2000, at 4:00 p.m., for the following purposes:

  1.
  To consider and act upon the Board of Directors' recommendation to fix the number of directors of the Company at four;

  2.
  To elect a Board of Directors to serve for a one-year term and until their successors are elected and qualify;

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on April 5, 2000, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

    Your attention is called to the accompanying Proxy Statement.

                      By Order of the Board of Directors

                      Quentin E. Finkelson
                       Secretary

April 10, 2000

Nortech Systems Incorporated

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS, MAY 11, 2000

    This Proxy Statement is furnished to shareholders of NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the "Company"), in connection with the solicitation on behalf of the Company's Board of Directors of proxies for use at the annual meeting of shareholders to be held on May 11, 2000, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

    The address of the principal executive office of the Company is 641 East Lake Street, Suite 244, Wayzata, Minnesota 55391. This Proxy Statement and form of Proxy are being mailed to shareholders of the Company on April 10, 2000.

SOLICITATION AND REVOCATION OF PROXIES

    The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by telegraph, telephone or letter with extra compensation. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to principals and obtaining their proxies.

    Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in such form may revoke it at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specification indicated thereon.

VOTING RIGHTS

    Only shareholders of record of the Company's 2,353,859 shares of Common Stock outstanding as of the close of business on April 5, 2000, will be entitled to execute proxies or to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares must be represented at the meeting, in person or by proxy, to transact business.

ELECTION OF DIRECTORS

    The bylaws of the Company provide for a Board of Directors consisting of one or more members, and further provide that the shareholders at each annual meeting shall determine the number of directors. The Company's Board of Directors recommends that the number of directors be set at four and it is intended that the proxies accompanying this statement will be voted at the 2000 meeting to establish a Board of Directors consisting of four members. All of the nominees are presently directors of the Company. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted for the election of the following four nominees:

MICHAEL J. DEGEN
QUENTIN E. FINKELSON
MYRON KUNIN
RICHARD W. PERKINS

    Following is information regarding the nominees:

Name	Age	Position
Michael J. Degen	55	Director, Operations
Quentin E. Finkelson	67	President and Chief Executive Officer, Secretary, and Chairman of the Board of Directors
Myron Kunin	71	Director
Richard W. Perkins	69	Director

    Mr. Degen is the Managing Director, Operations, of The Toro Company, a manufacturer of lawn mowers, snow throwers and other products. From 1995 to 1998, he was the Managing Director, Worldwide Parts, of The Toro Company. He has been a director of the Company since May, 1998.

    Mr. Finkelson has been President and Chief Executive Officer, Secretary, and Chairman of the Board of Directors of the Company since 1990.

    Mr. Kunin has served since 1983 as Chairman of the Board of Directors of Regis Corporation, the world's largest owner, operator and franchisor of hair and retail hair product salons. He has been a director of the Company since 1990.

    Mr. Perkins has served since 1985 as President, Chief Executive Officer and a director of Perkins Capital Management, Inc., a registered investment advisor. He is also a director of Bio-Vascular, Inc., iNTELEFILM Corporation, CNS, Inc., Eagle Pacific Industries, Inc., Harmony Holdings, Inc., Lifecore Biomedical, Inc., Quantech Ltd. and Vital Images, Inc. He has been a director of the Company since 1993.

DIRECTORS MEETINGS

    There was one meeting of the Board of Directors during the last fiscal year. All directors attended meetings of the Board and committees of the Board on which such director served.

    The Company does not have a standing nominating committee of the Board. The Compensation Committee consists of Messrs. Kunin and Perkins. All four present directors are members of the Audit Committee.

EXECUTIVE OFFICERS

    The Executive Officers of the Company are as follows:

Name	Age	Position
Quentin E. Finkelson	67	President, Chief Executive Officer, Secretary and Chairman of the Board of Directors
Gregory D. Tweed	49	Executive Vice President and Chief Operating Officer
Patrick J. Gilligan	59	Executive Vice President, Technology and Business Development
Garry M. Anderly	53	Senior Vice President, Corporate Finance and Treasurer
Peter L. Kucera	54	Vice President, Corporate Quality
Donald E. Horne	51	Vice President, Corporate Procurement

    Mr. Finkelson has been President and Chief Executive Officer, Secretary and Chairman of the Board of Directors of the Company since 1990.

    Mr. Tweed has been Executive Vice President and Chief Operating Officer of the Company since May, 1996. From 1993 to May, 1996, he was Senior Vice President and General Manager of the Company.

    Mr. Gilligan has been Executive Vice President, Technology and Business Development of the Company, since May, 1999. From 1991 through April, 1999, he was President of Nord Photo Engineering Company.

    Mr. Anderly has been Senior Vice President, Corporate Finance and Treasurer of the Company since May, 1996. He was Vice President of Finance and Administration from 1991 to May, 1996.

    Mr. Kucera has been Vice President, Corporate Quality of the Company since 1991.

    Mr. Horne has been Vice President, Corporate Procurement of the Company, since December, 1997. From 1992 to November, 1997, he was Director of Materials, Bemidji operations.

REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee is composed of the independent outside directors whose names appear following this report. The Committee considers a variety of issues in establishing compensation policies for executive officers, with the primary basis for compensation being the financial performance of the Company. Compensation for executive officers includes three elements: base salaries, bonuses, and options to acquire Common Stock. Salaries are based on factors such as the individual's level of responsibility and the amount of salary paid to executives with similar responsibilities in comparable companies. Stock options are designed to increase the incentive for an executive's interest in the Company's long term success as measured by the market value of its stock.

    The chief executive officer's compensation for 1999 was based on the policies described above, with particular emphasis upon the Company's excellent financial performance. Further, it was determined that the compensation of the chief executive officer was comparable to compensation of chief executive officers of comparable companies. The compensation of the other executive officers was set at the level necessary to attract and retain executives performing the functions being performed by such executives.

    Base salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience and performance of the individual. Reference is also made to the competitive marketplace for executive talent.

    The Committee decided not to grant any bonuses or stock options to its executive officers in 1999.

                      Myron Kunin
                      Richard W. Perkins
                       Members of the Compensation Committee

SUMMARY COMPENSATION TABLE

    The following table shows, for the fiscal years ended December 31, 1999, 1998 and 1997, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Company's chief executive officer, and each of the other two executive officers whose total annual compensation in 1999 exceeded $100,000.

				Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Options(#)
Quentin E. Finkelson	1999	150,320	0	0
President/Chief Executive Officer	1998	156,103	0	0
Secretary, and Director	1997	146,550	0	50,000
Gregory D. Tweed	1999	127,722	0	0
Executive Vice President and	1998	124,200	0	0
Chief Operating Officer	1997	116,600	0	20,000
Garry M. Anderly	1999	105,248	0	0
Senior Vice President,	1998	109,296	0	0
Corporate Finance and Treasurer	1997	102,608	0	20,000

STOCK OPTION GRANTS

Option Grants in Last Fiscal Year

    No stock options were granted by the Company in fiscal 1999 to any executive officers.

STOCK OPTION EXERCISES AND OPTION VALUES

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

    The following table contains information concerning stock options exercised during 1999 and stock options unexercised at the end of 1999 with respect to each of the Named Executive Officers.

			Number of Unexercised Options/ at Fiscal Year-End (#)	Value of Unexercised In-the-Money Options/ at Fiscal Year-End ($)(1)
Name	Shares Acquired on Exercise(#)	Value Realized($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Quentin E. Finkelson	0	0	85,000/40,000	7,500/0
Gregory D. Tweed	0	0	31,500/16,000	2,813/0
Garry Anderly	0	0	21,000/14,000	1,875/0

(1)
Value of unexercised in-the-money options is determined by multiplying the difference between the exercise price per share and $2.125, the closing price per share on December 31, 1999, by the number of shares subject to such options.

DIRECTOR COMPENSATION

    The directors received no compensation for their services as directors during the last fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors of the Company, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Such officers, directors and shareholders are required by the Commission's regulations to furnish the Company with copies of all reports. To the knowledge of the Company, based solely on a review of copies of reports filed with a Commission during the fiscal year ended December 31, 1999, all applicable Section 16(a) filing requirements were complied with.

COMPARATIVE STOCK PRICE PERFORMANCE

    The graph below compares total shareholder return on the Company's Common Stock for the last five fiscal years with the total return on Waters Instruments, Inc. (a peer issuer) and the NASDAQ Composite Index for the same periods. The graph assumes $100 invested on December 31, 1994.

Nortech Systems Incorporated
Comparative Stock Price Performance

	1994	1995	1996	1997	1998	1999
Nortech	100	235	156	144	102	63
Waters Instruments	100	304	325	392	392	363
NASDAQ Composite	100	141	174	213	300	556

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of April 1, 2000, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, by each director and by each executive officer identified in the Summary Compensation Table, and by all executive officers and directors as a group. The parties listed in the table have the voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class
Myron Kunin 7201 Metro Boulevard Edina, MN 55439	1,087,145		40.1%
Quentin E. Finkelson	214,643		7.9%
Richard W. Perkins	23,000		*
Gregory D. Tweed	35,500		1.3%
Garry M. Anderly	25,000		*
Michael J. Degen	5,000		*
All executive officers and directors as a group (nine persons)	1,390,288	(2)	51.3%

(1)
Includes 95,000, 35,000, 25,000, 11,000, 5,000 and 5,000 shares subject to options exercisable within sixty (60) days granted to Messrs. Finkelson, Tweed, Anderly, Perkins, Kunin and Degen, respectively, pursuant to the Company's stock option plan.

(2)
Includes 178,500 shares subject to options within sixty (60) days.

*
Less than one percent (1%).

    The Company will mail its annual report for the year 1999 on or about April 10, 2000, to all shareholders of the Company of record on April 5, 2000.

INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed Larson, Allen, Weishair & Co., LLP, as independent accountants of the Company for 2000. Larson, Allen, Weishair & Co., LLP, has performed this function for the Company since 1991. Members of the firm will be available at the annual meeting of shareholders to answer questions and to make a statement if they desire to do so.

QUORUM AND VOTE REQUIRED

    The presence in person or by proxy of the holders of a majority of the voting power of the shares of common stock issued, outstanding and entitled to vote at a meeting for the transaction of business is required to constitute a quorum. The election of each director will be decided by plurality votes. As a result, any shares not voted for director (whether by withholding authority, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

SHAREHOLDER PROPOSALS

    Any proposal by a shareholder for the annual shareholders' meeting in May, 2000, must be received by the secretary of the Company at 641 East Lake Street, Suite 244, Wayzata, Minnesota 55391, not later than the close of business on November 10, 2000.

    Proposals received by that date will be included in the 2001 proxy statement if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the Securities and Exchange Commission.

OTHER BUSINESS

    The management does not know of any business other than the hereinbefore set forth that may be presented for action at the annual meeting of shareholders. If any other matters are properly presented at the meeting for action, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

                      By Order of the Board of Directors

                      QUENTIN E. FINKELSON
                       Secretary

Minneapolis, Minnesota
April 10, 2000

NORTECH SYSTEMS INCORPORATED
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 11, 2000

   The undersigned hereby appoints Quentin E. Finkelson and Garry Anderly and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Common Stock of Nortech Systems Incorporated (the Company) which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on May 11, 2000, and at any and all adjournments thereof.

1.	To fix the number of directors of the Company at four.
/ / FOR / / AGAINST / / ABSTAIN
2.	Election of directors.
NOMINEES: Michael J. Degen, Quentin E. Finkelson, Myron Kunin, Richard W. Perkins.
/ / FOR all nominees above, except vote withheld from individual nominees	/ / WITHHOLD AUTHORITY to vote for all nominees listed above
To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list above.
3.	In their discretion, on such other matters as may properly come before the meeting.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR all the nominees listed in paragraph 2.

(Continued, and TO BE COMPLETED AND SIGNED on the reverse side)

                            Dated    , 2000

                            (Signature of Shareholders)

                            (Signature of Shareholders)

                            Where stock is registered jointly in the names of two or more persons ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please sign and date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

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ANNUAL MEETING OF SHAREHOLDERS, MAY 11, 2000
SOLICITATION AND REVOCATION OF PROXIES
VOTING RIGHTS
ELECTION OF DIRECTORS
DIRECTORS MEETINGS
EXECUTIVE OFFICERS
REPORT ON EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
STOCK OPTION GRANTS
STOCK OPTION EXERCISES AND OPTION VALUES
DIRECTOR COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPARATIVE STOCK PRICE PERFORMANCE
Nortech Systems Incorporated Comparative Stock Price Performance
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
INDEPENDENT ACCOUNTANTS
QUORUM AND VOTE REQUIRED
SHAREHOLDER PROPOSALS
OTHER BUSINESS